UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2009

PANGLOBAL BRANDS INC

(Exact Name of Registrant as Specified in Charter)

Delaware	333-131531	20-8531711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2853 E. Pico Blvd., Los Angeles CA	90023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 266-6500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On January 8, 2009, Panglobal Brands Inc. was notified that effective December 8, 2008, the personnel of Grobstein Horwath & Company LLP have joined with Crowe Horwath LLP resulting in the resignation of Grobstein Horwath as independent registered public accounting firm for our company. Crowe was appointed as our new independent registered public accounting firm.

The audit reports of Grobstein Horwath on the financial statements of our company as of and for the years ended to September 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Grobstein Horwath’s 2007 and 2006 audit report relating to Grobstein Horwath’s audit of our financial statements for the fiscal years ended September 30, 2007 and 2006 included an emphasis paragraph relating to an uncertainty as to our ability to continue as a going concern.

The decision to engage Crowe was approved by our board of directors on January 8, 2009.

During our company’s most two recent fiscal years ended September 30, 2007 and 2006 and through January 8, 2009, we did not consult with Crowe on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and Crowe did not provide either a written report or oral advice to us that was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

In connection with the audits of our financial statements for the fiscal year ended September 30, 2007 and 2006 and through the date of this current report, there were: (i) no disagreements between our company and Grobstein Horwath on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grobstein Horwath, would have caused Grobstein Horwath to make reference to the subject matter of the disagreement in their reports on our financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We have provided Grobstein Horwath a copy of the disclosures in this Form 8-K and have requested that Grobstein Horwath furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Grobstein Horwath agrees with our statements in this Item 4.01(a). A copy of the letter dated January 30, 2009, furnished by Grobstein Horwath in response to that request is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

16.1	Grobstein Horwath & Company LLP resignation dated January 8, 2009.
16.2	Letter of Grobstein Horwath & Company LLP, dated January 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2009

PANGLOBAL BRANDS INC.
By:	" Stephen Soller"
Stephen Soller Chief ExecutiveOfficer